vallon-pharma.com gribio.com Vallon Pharmaceuticals and GRI Bio Enter into Merger Agreement

This presentation is for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to the proposed merger between Vallon Pharmaceuticals Inc. (“Vallon”) and GRI, Bio, Inc. (“GRI”). The information contained herein does not purport to be all-inclusive and none of Vallon, GRI or any of their prospective affiliates, or any of their control persons, officers, directors, employees or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this presentation. It is not intended to form the basis of any investment decision or any other decision in respect of the merger. You should not construe the contents of this presentation as investment, legal, business or tax advice. You should consult with your own counsel, financial advisor and tax advisor as to legal, business, financial, tax and related matters concerning the matters described herein. Important Additional Information Will be Filed with the SEC In connection with the proposed merger between Vallon and GRI, Vallon intends to file relevant materials with the SEC, including a registration statement that will contain a proxy statement and prospectus. VALLON AND GRI URGE INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VALLON, GRI AND THE PROPOSED MERGER AND RELATED MATTERS. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed merger will be mailed to stockholders of Vallon as of a record date to be established for voting on the proposed merger. Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference therein, without charger, once available, at the SEC’s website at www.sec.gov, or by directing a request to Vallon at info@vallon-pharma.com. No Offer or Solicitation This presentation does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed merger. This presentation does not constitute an offer to sell or the solicitation of an offer to buy and securities, nor shall there be any sale of securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. Participants in the Solicitation Vallon and its directors and executive officers may be deemed participants in the solicitation of proxies from Vallon’s stockholders with respect to the proposed merger. A list of the names of those directors and executive officers and a description of their interests in Vallon will be included in the proxy statement/prospectus for the proposed merger, when available, and be available without charge at the SEC’s website at www.sec.gov, or by directing a request to Vallon at info@vallon-pharma.com. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus, when available. GRI and its directors and executive officers may be deemed participants in the solicitation of proxies from Vallon’s stockholders with respect to the proposed merger. A list of the names of those directors and executive officers and a description of their interests in Vallon will be included in the proxy statement/prospectus for the proposed merger, when available. Industry and Market Data This presentation includes information and statistics regarding market participants in the sectors in which GRI competes and other industry data which was obtained from third-party sources, including reports by market research firms and company filings. None of the information provided by third-party sources has been independently verified. Trademarks and Tradenames This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. The use or display of any third-party’s trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with Vallon or GRI, or an endorsement or sponsorship by Vallon or GRI. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Vallon or GRI will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. 2

Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “target,” “aim,” “should,” "will,” “would,” or the negative of these words or other similar expressions. These forward-looking statements are based on Vallon’s and GRI’s current beliefs and expectations. Such forward-looking statements include, but are not limited to, statements regarding: Vallon's and GRI’s expectations with respect to financial results, future performance, development and commercialization of products and services, the timing, initiation or completion of clinical studies (including the availability of data), whether topline data or the results of preclinical studies or earlier clinical trials will be indicative of final data or later clinical trials, the potential benefits and impact of GRI's products and services, potential regulatory approvals and the timing of such approvals, anticipated financial impacts and other effects of the merger and the concurrent financing, the satisfaction or waiver of the closing conditions to the merger agreement and securities purchase agreement, the timing of the completion of the merger and the concurrent financing, the listing of the combined company’s common stock on the Nasdaq Stock Market, and the size and potential growth of current or future markets for the combined company's products and services. Actual results may differ from the expectations, estimates and projections expressed by Vallon and GRI herein and consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements are subject to inherent uncertainties, risks and assumptions that are difficult to predict, including, without limitation: (1) the ability of Vallon, GRI and the investors in the concurrent financing to meet the closing conditions in the merger agreement and securities purchase agreement, including due to failure to obtain approval of the stockholders of Vallon and GRI or certain regulatory approvals, or failure to satisfy other conditions to closing in the merger agreement; (2) the occurrence of any event, change or other circumstances, including the outcome of any legal proceedings that may be instituted against Vallon or GRI following the announcement of the merger agreement, securities purchase agreement and the transactions contemplated therein, that could give rise to the termination of the merger agreement or securities purchase agreement or could otherwise cause the transactions contemplated therein to fail to close; (3) the inability to obtain or maintain the listing of the combined company’s common stock on the Nasdaq Capital Market, as applicable, following the merger; (4) the inability to recognize the anticipated benefits of the merger, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees; (5) costs related to the merger agreement and securities purchase agreement; (6) changes in applicable laws or regulations; (7) the inability of the combined company to raise financing in the future; (8) the success, cost and timing of GRI’s and the combined company’s product development activities; (9) the inability of GRI or the combined company to obtain and maintain regulatory clearance or approval for their products, and any related restrictions and limitations of any cleared or approved product; (10) the inability of GRI or the combined company to identify, in- license or acquire additional technology; (11) the inability of GRI or the combined company to compete with other companies currently marketing or engaged in the development of products and services that GRI is currently developing; (12) the size and growth potential of the markets for GRI’s and the combined company’s products and services, and each of their ability to serve those markets, either alone or in partnership with others; (13) inaccuracy in GRI’s, Vallon’s and the combined company’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing; (14) GRI’s, Vallon’s and the combined company’s financial performance; and (15) other risks and uncertainties indicated from time to time in the proxy statement/information statement soliciting approval for the merger and in Vallon’s other filings with the SEC. Forward-looking statements contained in this presentation are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law. 3

The Merger Agreement 4 Merger expected to be completed 1Q 2023 At the closing, Vallon Pharmaceuticals is expected to change its name to GRI Bio, Inc. and, thereafter, trade on Nasdaq under the ticker symbol “GRI” Pre-closing financing round anticipated to be $14.75M with access to additional $10M Unanimously approved by boards of each company Marc Hertz, PhD to serve as Chief Executive Officer Pro forma ownership: 17% Vallon; 83% GRI Bio (including Altium Capital) - subject to any adjustments necessary to meet NASDAQ listing requirements and the issuance of warrants following the merger Combined Board expected to include 4 nominees from GRI Bio and one from Vallon

GRI Bio at a Glance 5 NKT Science High-Value Indications Proven Team Leveraging NKT regulation to target earlier in the inflammatory cascade to interrupt disease progression Lead program entering Phase 2 for Idiopathic Pulmonary Fibrosis (IPF); Second program commencing Phase 1a/1b, initially targeting Systemic Lupus Erythematosus (SLE) Drug development expertise; World renowned NKT cell researcher Upon Closing of Merger Agreement GRI is Expected to Have Access to Capital to Fund Planned Operations into Mid-2024, Through Multiple Significant Potential Milestones Advancing Innovative Pipeline of NKT Cell Regulators for the Treatment of High-Value Inflammatory, Fibrotic and Autoimmune Diseases

Meet the GRI Leadership Team



Marc Hertz, PhD
Chief Executive Officer

- 20+ years immunotherapy experience (liver, inflammation, autoimmunity, allergy, & oncology)
- Drug discovery through Phase 3
- C-level & board positions at Pharmexa, Multimeric Biotherapeutics, GemVax & Evozym



Vipin Kumar, PhD
Prof. UCSD | CSO

- An internationally recognized leader in NKT cell research, immune recognition, regulation and autoimmunity
- Academic appointments at UCSD, UCLA, La Jolla Institute for Allergy & Immunology
- Published more than 130 peer-reviewed articles in highest impact journals



Albert Agro, PhD
Chief Medical Officer

- 20+ plus years in drug development; CEO Sublimity Therapeutics
- Played instrumental role as C-level executive in $624 million sale of Cynapsus to Sunovion in 2016
- Filed and FDA approval of 7 NDAs, 40 INDs, 30 CTAs

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Development Pipeline Targeting High-Value Indications in Need of Innovation 7 Programs Class Indication Pre-Clinic Phase 1 Phase 2 Phase 3 Status GRI-0621 NKT I Antagonist Idiopathic Pulmonary Fibrosis (IPF) Launching Phase 2a in first half of 2023 with topline data expected Q2 2024 GRI-0803 NKT II Agonist Initial Focus: Systemic Lupus Erythematosus (SLE) Target IND filing in Q4 2023 with topline data from Phase 1a/b expected Q2 2024 GRI-01241 NKT II Agonist Primary Sclerosing Cholangitis 505(b)(2) bridging PK & P2 Next phase P2b/Pivotal GRI-07291 NKT II Agonist Undisclosed Indication Second species tox Library 500+ Proprietary Compounds to Fuel a Growing Pipeline Phase 2a Biomarker Study 1. Advancement of program subject to additional funding over and above that contemplated by the merger agreement and expected pre-closing financings.

NKT Cells for Immune Regulation

Novel Immune Mechanism to Regulate the Adaptive-Innate Immune Axis & Reset Dysfunctional Immune Responses

Innate Immunity

- Non-specific
- Fast to respond (hours)
- Activated by 'danger' signals
- First line of defense



Innate
Immune System
DC
Macrophages
NK
Eosinophil
Basophil
Neutrophil
NKT I
Crosstalk
NKT II
Adaptive
Immune System
T cells
B cells

Adaptive Immunity

- Specific
- Slow to respond (days)
- Activated by specific pathogen recognition
- Generates immune memory

Regulating NKT Cells is a Selective Approach to Immunomodulation via Resetting the Immune Response

GRI Vallon Pharma 8

Targeting NKT I Cells Upstream of Key Fibrotic Targets Provides Potential Competitive Advantage

NKT is a key driver of initiating inflammatory/fibrosis cascade

Downregulating NKT provides potential for downstream benefits, including immune resolution and homeostasis


NKT I
GRI Bio (GRI-0621)
↓ IL-4/IL5
↓ NLRP3
↓ IL-13
↓ LPA
↓ OPN
↓ CTGF
↓ TGF-β
↑ NKT II cell
↓ B cell
↓ T cell
↓ Neutrophil
↓ Myeloid MØ
↓ Myofibroblast
↓ Epithelium injury
↓ ECM deposition
↓ Fibrosis
Roche
Galapagos (GLP1690)
FibroGen (pamrevlumab)
Genentech (pirfenidone)
Boehringer Ing. (nintedanib)
Pliant (PLN-74809)
Morphic (MORF-720)
Novartis (VAY736)

GRI Vallon Pharma 9

GRI-0621

Idiopathic Pulmonary Fibrosis (IPF)

- Launching Phase 2a biomarker study with data expected Q2 2024
- Leveraging FDA agreed 505(b)(2) regulatory pathway
- Orphan indication with ~40K newly diagnosed cases annually[1]



1. Sauleda J, Núñez B, Sala E, Soriano JB. Idiopathic Pulmonary Fibrosis: Epidemiology, Natural History, Phenotypes. Med Sci (Basel). 2018 Nov 29;6(4):110. doi: 10.3390/medsci6040110. PMID: 30501130; PMCID: PMC6313500

GRI Vallon Pharma 10

The Need in Idiopathic Pulmonary Fibrosis

A rare chronic progressive **pulmonary disease** with **abnormal scarring** of the lung blocking the movement of oxygen into the bloodstream


SCARRING
CO2
BLOOD
VESSEL

Current Treatments are Limited with only 2 Approved Drugs

- Significant side-effects, limited compliance and no impact on survival[1]
- Despite challenges, total 2021 **sales were ~$4 billion combined**[2]

~66 yrs — **DIAGNOSIS** Age of onset[3]

50% — **SURVIVAL** 5/10 die within 2-3 years of diagnosis[4]

20% — **SURVIVAL** 8/10 die within 5 years of diagnosis[4]

0% — **SURVIVAL** Without a lung transplant[4]

GRI Vallon Pharma

1: Maher, T. M. (2021). Global incidence and prevalence of idiopathic pulmonary fibrosis. *Respiratory Research*, *22*(197); 2: Companies' earnings reports; 3: Castriotta, R. J. (2010). Workshop on Idiopathic Pulmonary Fibrosis in Older Adults. *Chest*, *138*(3), 693–703; 4: Sharif, R. (2017). Overview of Idiopathic Pulmonary Fibrosis (IPF) and Evidence-Based Guidelines. *Am J Manag Care*, *23*(11), 176–182

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12 Established safety profile as an oral formulation GRI-0621 is an oral formulation of an FDA-approved topical dermatology product, tazarotene Prior late-stage studies of an oral formulation of tazarotene demonstrated favorable safety profile in ~1,700 subjects NKT I inhibition demonstrated fibrosis resolution in multiple animal models Significant potential competitive advantage Targets upstream in the inflammatory cascade providing potential for greater efficacy NKT I cell inhibition improves key IPF target as well as prognostic indicators of poor outcomes GRI-0621 for the Treatment of Idiopathic Pulmonary Fibrosis (IPF) Phase 2 Biomarker Study to Support Potential Phase 2b/Pivotal Program as Next Stage of Development Extensive IP protection with issued medical use patents and market LOE through 2036

NKT I Cells Drive IPF Progression 13 * * 20 15 10 5 0 HEALTHY IPF NKT I Healthy vs. IPF N K T I I FN 𝞬𝞬 Patients with IPF shown to have elevated levels of NKT I vs. Healthy Volunteers Bleomycin (BLM) Model * * * ***** 1.5 1.0 0.5 0.0 3 2 1 0 * **** C ol la ge n (% pe rib ro nc ho va sc ul ar ar ea )H yd ro xy pr ol in e (m g/ m g/ lu ng ) IPF Animal Model: NKT knockout and NKT I Inhibited had similar lower fibrotic markers as control animals Biomarker May Support Recruitment Efforts, Treatment Efficacy and Identify Intent-to-Treat Populations in Clinical Studies

Observed Reduction of TGF-β in Pulmonary Fibrosis Model 14 ****** - WT - + WT - + KO - + WT + 0.0 0.5 1.0 1.5 2.0 2.5 BLM NKT I NKT I Inhibitor TG F- 𝜷𝜷 (n g/ m g)  Reduced fibrosis  Re-balanced inflammatory myeloid MØ (M1/M2) populations  Improved survival TGF-β is the Central Mediator of Fibrogenesis and Target of Both Approved IPF Therapies

Planned Phase 2 Study in IPF 15 Screening Treatment Follow up Day ≤ -28 -4-weeks Day 1 to 42 6-weeks Day 56 2-weeks 4 arms: 1.5, 3.0, 4.5mg + placebo Patients: 35 IPF patients not on background IPF therapy Dosing: 1.5mg, 3.0mg, 4.5mg and placebo dosed orally 1x daily for 6 weeks Design: 4 arm RCT 2:1 randomization (10:10:10:5) Primary endpoint: Percent inhibition of NKT I cell activation in lung and blood Exploratory endpoints: safety, blood biomarkers (NKT I cell, collagen degradation products), bronchoscopy/BAL (NKT I cell, MØ), inflammatory markers Enroll 35 patients in Phase 2 IPF trial Endpoints

Recent Acquisitions in IPF Suggest Potential for Significant Upside 16 Company Partner Stage (Year) Upfront Total Deal Phase 3 (2019) $3.95B $3.96B plus $1.1B investment undisclosed milestones Phase 2 (2019) $390M $1B milestones + royalties Preclinical (2020) $17M $360M + royalties Preclinical (2018) Preclinical (2020) $100M $20M R&D option agreement Upfront licensing fee for IPF program(s) Preclinical (2021) NA $518M upfront, milestones

Initial Focus on Systemic Lupus Erythematosus (SLE) Target IND filing in Q4 2023 with data from Phase 1a/b expected H1 2024 17 GRI-0803 Extensive IP protection with issued composition of matter and use patents and market LOE through 2038

The Need in Systemic Lupus Erythematosus

The most common form of lupus, SLE is an autoimmune disease in which the immune system attacks its own tissue and organs


~160K
70%
15 - 44

PREVALENCE
Confirmed as definite SLE[1]

DIAGNOSIS
Number of all lupus cases[2]

AGE RANGE
Commonly affects women of childbearing age[1]

Current treatments are limited, consisting primary of immunosuppressive therapies

Only 2 drug approved for SLE in the past 50 years

Can Affect the Whole Body


Hair loss
High fever
Abnormal headache
Mouth and nose Ulcers
Skin
Lungs
Heart
Blood
Kidneys
Severe abdominal pain
Muscle and Joints
Kidney nephritis is a key driver of disease morbidity and represents potential target

1. https://www.cdc.gov/lupus/facts/detailed.html
2. https://www.lupus.org/resources/what-is-systemic-lupus-erythematosus-sle

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NKT II Agonist Observed to Inhibit Lupus Nephritis in Model 19  Inflammation Decreased  Interstitial Anatomy Improved  Collagen deposition & fibrosis stopped Control NKT II Agonist Control (7/9) NKT II Agonist (10/10)  The Most Common Manifestation of Lupus Nephritis & Renal Damage, Proteinuria, Improved  Improvement in Auto-Antibodies & Overall Survival Weeks Control NKT II Agonist Control NKT II Agonist Control NKT II Agonist Pr ot ei nu ria (m g/ L)

Rapidly Advancing into the Clinic 20 Target IND Filing in Q4 2023 with Data Expected H1 2024 Steps toward IND Filing Validate bioanalytical methods Complete cGMP manufacturing Complete toxicology studies

Pipeline Expansion Opportunities NKT II Agonists For Autoimmunity 21 3M 1.5M 1.6M <200K <20K Multiple Sclerosis Rheumatoid Arthritis Inflammatory Bowel Disease Insulin Dependent Diabetes Mellitus Amyotrophic Lateral Sclerosis Potential Future Indications and Patient Populations (United States)

Multiple Potential Upcoming Value-Driving Milestones 22 GRI-0621 GRI-0803 Corporate Launch Phase 2a Biomarker Study Topline Results from Phase 2a Biomarker Study IND Filing Topline Results from Phase 1a/b Study Completion of Merger Evaluate pipeline expansion opportunities Ongoing Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Completion of IND Enabling Studies Potential for data presentations at scientific congresses

Summary NKT Science High-Value Indications Proven Team Leading NKT regulation technology targeting earlier in the inflammatory cascade to interrupt disease progression Clinical pipeline in potential high- value indications with multiple pipeline expansion opportunities Team with proven NKT, immunology and drug development experience We Believe NKT Science is Compelling to Fundamental Institutional Investors and Big Pharma Partners Elevating Clinical Stage Biotechnology Company Advancing Innovative Pipeline Across Multiple Orphan and High-Value Inflammatory, Fibrotic and Autoimmune Diseases 23

vallon-pharma.com gribio.com Vallon Pharmaceuticals and GRI Bio Enter into Merger Agreement